Exhibit (99)(d)

The Supplemental Information contained in Exhibit (99)(d) shows certain historical financial data for each of Wachovia and SouthTrust and also shows similar combined illustrative information reflecting the merger of SouthTrust with and into Wachovia. The historical financial data show the financial results actually achieved by Wachovia and SouthTrust for the periods indicated. The combined illustrative information shows the illustrative effect of the merger under the purchase method of accounting hypothetically assuming the merger was consummated as of the applicable prior period, instead of November 1, 2004, the actual merger consummation date. In the case of the combined illustrative information for the three months ended December 31, 2004, the standalone SouthTrust information represents the period from October 1, 2004 to October 31, 2004. In the case of the combined illustrative information for the full year ended December 31, 2004, the standalone SouthTrust information represents the period from January 1, 2004 to October 31, 2004.

The combined illustrative information is not prepared in accordance with generally accepted accounting principles (“GAAP”), although both the historical Wachovia and historical SouthTrust financial information presented in Exhibit (99)(d) were respectively prepared in accordance with GAAP. Wachovia believes the combined illustrative information is useful to investors in understanding how the financial information of Wachovia and SouthTrust may have appeared on a combined basis had the two companies actually been merged as of the dates indicated and how the financial information of the business segments and certain sub-segments of the new combined company may have appeared had the two companies actually been merged as of the dates indicated.

The combined illustrative information includes estimated adjustments to record certain assets and liabilities of SouthTrust at their respective fair values and to record certain exit costs related to SouthTrust. The estimated adjustments included in Exhibit (99)(d) are subject to updates as additional information becomes available and as additional analyses are performed. Certain other assets and liabilities of SouthTrust will also be subject to adjustment to their respective fair values, including additional intangible assets which may be identified. Pending more detailed analyses, no estimated adjustments are included in Exhibit (99)(d) for these assets and liabilities. Any change in the fair value of the net assets of SouthTrust will change the amount of the purchase price allocable to goodwill. In addition, the final adjustments may be materially different from the unaudited estimated adjustments presented in Exhibit (99)(d). The combined illustrative information cannot be reconciled to GAAP because many of the purchase accounting adjustments resulting from the merger are based upon valuations of assets as of the merger date and therefore cannot be ascertained for prior periods.

We anticipate that the merger will provide Wachovia with financial benefits that include increased revenue and reduced operating expenses, but these financial benefits are not reflected in the combined illustrative information. Accordingly, the combined illustrative information does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the periods presented.

The costs associated with merger integration activities that impact certain SouthTrust systems, facilities and equipment, personnel and contractual arrangements will be recorded as purchase accounting adjustments when the appropriate plans are in place with potential refinements up to one year after completion of the merger as additional information becomes available. We currently estimate that exit cost purchase accounting adjustments will amount to $447 million pre-tax ($275 million after-tax). The costs associated with integrating systems and operations will be recorded as merger-related expenses based on the nature and timing of the related expenses, but generally will be recorded as the expenses are incurred. Restructuring charges will be recorded based on the nature and timing of the expenses and generally will include merger integration activities that impact Wachovia systems, facilities and equipment, personnel and contractual arrangements. We currently expect merger-related and restructuring expenses will amount to $253 million pre-tax ($156 million after-tax) and will be incurred and reported through 2006.

The information in Exhibit (99)(d) is based on historical financial information and related notes that Wachovia and SouthTrust have respectively presented in prior filings with the Securities and Exchange Commission. Shareholders are encouraged to review that historical financial information and related notes in connection with the combined illustrative information provided in Exhibit (99)(d).

WACHOVIA CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION (Unaudited)

TABLE OF CONTENTS

Illustrative Combined Consolidated Balance Sheets

September 30, 2004	1

Illustrative Combined Consolidated Statements of Income

Year Ended December 31, 2004	2

Year Ended December 31, 2003	3

Nine Months Ended September 30, 2004	4

Six Months Ended June 30, 2004	5

Three Months Ended December 31, 2004	6

Three Months Ended September 30, 2004	7

Three Months Ended June 30, 2004	8

Three Months Ended March 31, 2004	9

Three Months Ended December 31, 2003	10

Business Segments

Year Ended December 31, 2004	11

Year Ended December 31, 2003	12

Three Months Ended December 31, 2004	13

Three Months Ended September 30, 2004	14

Three Months Ended June 30, 2004	15

Three Months Ended March 31, 2004	16

Three Months Ended December 31, 2003	17

General Bank - Commercial - Five Quarters Ended December 31, 2004	18

General Bank - Retail and Small Business - Five Quarters Ended December 31, 2004	19

Illustrative Combined Earnings Reconciliation

Five Quarters Ended December 31, 2004	20

Notes to Supplemental Illustrative Combined Financial Information	21

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED BALANCE SHEETS (Unaudited)

	September 30, 2004
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
ASSETS
Cash and due from banks	$10,355	901	—	11,256
Interest-bearing bank balances	7,664	7	—	7,671
Federal funds sold and securities purchased under resale agreements	30,629	18	—	30,647

Total cash and cash equivalents	48,648	926	—	49,574

Trading account assets	45,129	160	—	45,289
Securities	102,157	11,692	18	113,867
Loans, net of unearned income	174,504	37,114	51	211,669
Allowance for loan losses	(2,324)	(510)	—	(2,834)

Loans, net	172,180	36,604	51	208,835

Premises and equipment	4,150	1,039	(98)	5,091
Due from customers on acceptances	563	55	—	618
Goodwill	11,481	844	9,093	21,418
Other intangible assets	946	15	725	1,686
Loans held for sale	17,755	683	—	18,438
Other assets	33,689	1,744	(27)	35,406

Total assets	$436,698	53,762	9,762	500,222

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	52,524	5,767	—	58,291
Interest-bearing deposits	200,457	31,415	39	231,911

Total deposits	252,981	37,182	39	290,202
Short-term borrowings	67,589	4,315	—	71,904
Bank acceptances outstanding	570	55	—	625
Trading account liabilities	22,704	60	—	22,764
Other liabilities	14,838	803	54	15,695
Long-term debt	41,444	6,613	236	48,293

Total liabilities	400,126	49,028	329	449,483

Minority interest in net assets of consolidated subsidiaries	2,675	—	—	2,675

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares	—	—	—	—
Common stock	4,359	138	855	5,352
Paid-in capital	18,095	758	12,416	31,269
Retained earnings	10,449	3,728	(3,728)	10,449
Accumulated other comprehensive income, net	994	110	(110)	994

Total stockholders’ equity	33,897	4,734	9,433	48,064

Total liabilities and stockholders’ equity	$436,698	53,762	9,762	500,222

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended December 31, 2004
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$9,858	1,442	—	11,300
Interest and dividends on securities	4,639	471	—	5,110
Trading account interest	1,147	6	—	1,153
Other interest income	1,644	26	—	1,670

Total interest income	17,288	1,945	—	19,233

INTEREST EXPENSE
Interest on deposits	2,853	350	—	3,203
Interest on short-term borrowings	1,503	39	—	1,542
Interest on long-term debt	971	164	—	1,135

Total interest expense	5,327	553	—	5,880

Net interest income	11,961	1,392	—	13,353
Provision for credit losses	257	90	—	347

Net interest income after provision for credit losses	11,704	1,302	—	13,006

FEE AND OTHER INCOME
Service charges	1,978	221	—	2,199
Other banking fees	1,226	138	—	1,364
Commissions	2,601	29	—	2,630
Fiduciary and asset management fees	2,772	27	—	2,799
Advisory, underwriting and other investment banking fees	911	—	—	911
Trading account profits	35	6	—	41
Principal investing	261	—	—	261
Securities gains (losses)	(10)	9	—	(1)
Other income	1,005	158	—	1,163

Total fee and other income	10,779	588	—	11,367

NONINTEREST EXPENSE
Salaries and employee benefits	8,703	635	—	9,338
Occupancy	947	93	—	1,040
Equipment	1,052	75	—	1,127
Advertising	193	12	—	205
Communications and supplies	620	47	—	667
Professional and consulting fees	548	45	—	593
Other intangible amortization	431	9	105	545
Merger-related and restructuring expenses	444	—	—	444
Sundry expense	1,728	120	—	1,848

Total noninterest expense	14,666	1,036	105	15,807

Minority interest in income of consolidated subsidiaries	184	—	—	184

Income before income taxes	7,633	854	(105)	8,382
Income taxes	2,419	263	(37)	2,645

Net income	$5,214	591	(68)	5,737

PER COMMON SHARE DATA
Basic earnings	$3.87	1.78	—	3.60
Diluted earnings	3.81	1.77	—	3.55
Cash dividends	$1.66	0.72	—	1.66
AVERAGE COMMON SHARES
Basic	1,346	332	(87)	1,591
Diluted	1,370	334	(87)	1,617

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended December 31, 2003
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$9,507	1,731	—	11,238
Interest and dividends on securities	3,828	589	—	4,417
Trading account interest	724	12	—	736
Other interest income	1,021	40	—	1,061

Total interest income	15,080	2,372	—	17,452

INTEREST EXPENSE
Interest on deposits	2,360	444	—	2,804
Interest on short-term borrowings	1,219	55	—	1,274
Interest on long-term debt	894	214	—	1,108

Total interest expense	4,473	713	—	5,186

Net interest income	10,607	1,659	—	12,266
Provision for credit losses	586	129	—	715

Net interest income after provision for credit losses	10,021	1,530	—	11,551

FEE AND OTHER INCOME
Service charges	1,731	263	—	1,994
Other banking fees	1,017	232	—	1,249
Commissions	2,318	41	—	2,359
Fiduciary and asset management fees	2,345	34	—	2,379
Advisory, underwriting and other investment banking fees	787	—	—	787
Trading account profits	110	8	—	118
Principal investing	(139)	—	—	(139)
Securities gains	45	—	—	45
Other income	1,268	137	—	1,405

Total fee and other income	9,482	715	—	10,197

NONINTEREST EXPENSE
Salaries and employee benefits	7,708	759	—	8,467
Occupancy	851	105	—	956
Equipment	1,021	97	—	1,118
Advertising	160	15	—	175
Communications and supplies	598	57	—	655
Professional and consulting fees	460	37	—	497
Other intangible amortization	518	13	123	654
Merger-related and restructuring expenses	443	—	—	443
Sundry expense	1,521	135	—	1,656

Total noninterest expense	13,280	1,218	123	14,621

Minority interest in income of consolidated subsidiaries	143	—	—	143

Income before income taxes and change in accounting principle	6,080	1,027	(123)	6,984
Income taxes	1,833	322	(43)	2,112

Income before change in accounting principle	4,247	705	(80)	4,872
Change in accounting principle, net	17	—	—	17

Net income	4,264	705	(80)	4,889
Dividends on preferred stock	5	—	—	5

Net income available to common stockholders	$4,259	705	(80)	4,884

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$3.20	2.08	—	3.00
Net income	3.21	2.08	—	3.00
Diluted
Income before change in accounting principle	3.17	2.06	—	2.96
Net income	3.18	2.06	—	2.97
Cash dividends	$1.25	0.84	—	1.25
AVERAGE COMMON SHARES
Basic	1,325	338	(37)	1,626
Diluted	1,340	342	(38)	1,644

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Nine Months Ended September 30, 2004
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$7,044	1,285	—	8,329
Interest and dividends on securities	3,407	424	—	3,831
Trading account interest	759	6	—	765
Other interest income	1,109	22	—	1,131

Total interest income	12,319	1,737	—	14,056

INTEREST EXPENSE
Interest on deposits	1,993	309	—	2,302
Interest on short-term borrowings	1,011	32	—	1,043
Interest on long-term debt	651	146	—	797

Total interest expense	3,655	487	—	4,142

Net interest income	8,664	1,250	—	9,914
Provision for credit losses	148	81	—	229

Net interest income after provision for credit losses	8,516	1,169	—	9,685

FEE AND OTHER INCOME
Service charges	1,459	200	—	1,659
Other banking fees	883	124	—	1,007
Commissions	1,981	26	—	2,007
Fiduciary and asset management fees	2,072	25	—	2,097
Advisory, underwriting and other investment banking fees	640	—	—	640
Trading account profits	51	6	—	57
Principal investing	254	—	—	254
Securities gains (losses)	(33)	9	—	(24)
Other income	668	163	—	831

Total fee and other income	7,975	553	—	8,528

NONINTEREST EXPENSE
Salaries and employee benefits	6,464	540	—	7,004
Occupancy	687	83	—	770
Equipment	780	67	—	847
Advertising	142	9	—	151
Communications and supplies	457	42	—	499
Professional and consulting fees	369	41	—	410
Other intangible amortization	318	9	93	420
Merger-related and restructuring expenses	328	—	—	328
Sundry expense	1,287	107	—	1,394

Total noninterest expense	10,832	898	93	11,823

Minority interest in income of consolidated subsidiaries	130	—	—	130

Income before income taxes	5,529	824	(93)	6,260
Income taxes	1,763	258	(33)	1,988

Net income	$3,766	566	(60)	4,272

PER COMMON SHARE DATA
Basic earnings	$2.90	1.71	—	2.68
Diluted earnings	2.85	1.68	—	2.64
Cash dividends	$1.20	0.72	—	1.20
AVERAGE COMMON SHARES
Basic	1,299	332	(37)	1,594
Diluted	1,321	336	(37)	1,620

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Six Months Ended June 30, 2004
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$4,651	842	—	5,493
Interest and dividends on securities	2,251	281	—	2,532
Trading account interest	434	4	—	438
Other interest income	682	13	—	695

Total interest income	8,018	1,140	—	9,158

INTEREST EXPENSE
Interest on deposits	1,302	197	—	1,499
Interest on short-term borrowings	615	18	—	633
Interest on long-term debt	402	94	—	496

Total interest expense	2,319	309	—	2,628

Net interest income	5,699	831	—	6,530
Provision for credit losses	105	57	—	162

Net interest income after provision for credit losses	5,594	774	—	6,368

FEE AND OTHER INCOME
Service charges	960	132	—	1,092
Other banking fees	570	82	—	652
Commissions	1,413	18	—	1,431
Fiduciary and asset management fees	1,404	16	—	1,420
Advisory, underwriting and other investment banking fees	403	—	—	403
Trading account profits	111	4	—	115
Principal investing	53	—	—	53
Securities gains	38	9	—	47
Other income	422	129	—	551

Total fee and other income	5,374	390	—	5,764

NONINTEREST EXPENSE
Salaries and employee benefits	4,346	361	—	4,707
Occupancy	453	54	—	507
Equipment	512	44	—	556
Advertising	96	6	—	102
Communications and supplies	308	28	—	336
Professional and consulting fees	235	36	—	271
Other intangible amortization	219	6	62	287
Merger-related and restructuring expenses	201	—	—	201
Sundry expense	791	82	—	873

Total noninterest expense	7,161	617	62	7,840

Minority interest in income of consolidated subsidiaries	102	—	—	102

Income before income taxes	3,705	547	(62)	4,190
Income taxes	1,202	169	(22)	1,349

Net income	$2,503	378	(40)	2,841

PER COMMON SHARE DATA
Basic earnings	$1.92	1.14	—	1.78
Diluted earnings	1.89	1.12	—	1.75
Cash dividends	$0.80	0.48	—	0.80
AVERAGE COMMON SHARES
Basic	1,301	332	(37)	1,596
Diluted	1,323	336	(37)	1,622

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended December 31, 2004
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$2,814	157	—	2,971
Interest and dividends on securities	1,232	47	—	1,279
Trading account interest	388	—	—	388
Other interest income	535	4	—	539

Total interest income	4,969	208	—	5,177

INTEREST EXPENSE
Interest on deposits	860	41	—	901
Interest on short-term borrowings	492	7	—	499
Interest on long-term debt	320	18	—	338

Total interest expense	1,672	66	—	1,738

Net interest income	3,297	142	—	3,439
Provision for credit losses	109	9	—	118

Net interest income after provision for credit losses	3,188	133	—	3,321

FEE AND OTHER INCOME
Service charges	519	21	—	540
Other banking fees	343	14	—	357
Commissions	620	3	—	623
Fiduciary and asset management fees	700	2	—	702
Advisory, underwriting and other investment banking fees	271	—	—	271
Trading account profits (losses)	(16)	—	—	(16)
Principal investing	7	—	—	7
Securities gains	23	—	—	23
Other income	337	(5)	—	332

Total fee and other income	2,804	35	—	2,839

NONINTEREST EXPENSE
Salaries and employee benefits	2,239	95	—	2,334
Occupancy	260	10	—	270
Equipment	272	8	—	280
Advertising	51	3	—	54
Communications and supplies	163	5	—	168
Professional and consulting fees	179	4	—	183
Other intangible amortization	113	—	12	125
Merger-related and restructuring expenses	116	—	—	116
Sundry expense	441	13	—	454

Total noninterest expense	3,834	138	12	3,984

Minority interest in income of consolidated subsidiaries	54	—	—	54

Income before income taxes	2,104	30	(12)	2,122
Income taxes	656	5	(4)	657

Net income	$1,448	25	(8)	1,465

PER COMMON SHARE DATA
Basic earnings	$0.97	0.08	—	0.92
Diluted earnings	0.95	0.07	—	0.90
Cash dividends	$0.46	—	—	0.46
AVERAGE COMMON SHARES
Basic	1,487	332	(235)	1,584
Diluted	1,518	336	(235)	1,619

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended September 30, 2004
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$2,393	443	—	2,836
Interest and dividends on securities	1,156	143	—	1,299
Trading account interest	325	2	—	327
Other interest income	427	9	—	436

Total interest income	4,301	597	—	4,898

INTEREST EXPENSE
Interest on deposits	691	112	—	803
Interest on short-term borrowings	396	14	—	410
Interest on long-term debt	249	52	—	301

Total interest expense	1,336	178	—	1,514

Net interest income	2,965	419	—	3,384
Provision for credit losses	43	24	—	67

Net interest income after provision for credit losses	2,922	395	—	3,317

FEE AND OTHER INCOME
Service charges	499	68	—	567
Other banking fees	313	42	—	355
Commissions	568	8	—	576
Fiduciary and asset management fees	668	9	—	677
Advisory, underwriting and other investment banking fees	237	—	—	237
Trading account profits (losses)	(60)	2	—	(58)
Principal investing	201	—	—	201
Securities losses	(71)	—	—	(71)
Other income	246	34	—	280

Total fee and other income	2,601	163	—	2,764

NONINTEREST EXPENSE
Salaries and employee benefits	2,118	179	—	2,297
Occupancy	234	29	—	263
Equipment	268	23	—	291
Advertising	46	3	—	49
Communications and supplies	149	14	—	163
Professional and consulting fees	134	5	—	139
Other intangible amortization	99	3	31	133
Merger-related and restructuring expenses	127	—	—	127
Sundry expense	496	25	—	521

Total noninterest expense	3,671	281	31	3,983

Minority interest in income of consolidated subsidiaries	28	—	—	28

Income before income taxes	1,824	277	(31)	2,070
Income taxes	561	89	(11)	639

Net income	$1,263	188	(20)	1,431

PER COMMON SHARE DATA
Basic earnings	$0.97	0.56	—	0.90
Diluted earnings	0.96	0.56	—	0.88
Cash dividends	$0.40	0.24	—	0.40
AVERAGE COMMON SHARES
Basic	1,296	334	(37)	1,593
Diluted	1,316	339	(37)	1,618

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended June 30, 2004
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$2,316	425	—	2,741
Interest and dividends on securities	1,110	139	—	1,249
Trading account interest	237	2	—	239
Other interest income	356	8	—	364

Total interest income	4,019	574	—	4,593

INTEREST EXPENSE
Interest on deposits	654	98	—	752
Interest on short-term borrowings	316	8	—	324
Interest on long-term debt	211	48	—	259

Total interest expense	1,181	154	—	1,335

Net interest income	2,838	420	—	3,258
Provision for credit losses	61	29	—	90

Net interest income after provision for credit losses	2,777	391	—	3,168

FEE AND OTHER INCOME
Service charges	489	67	—	556
Other banking fees	301	43	—	344
Commissions	657	9	—	666
Fiduciary and asset management fees	700	8	—	708
Advisory, underwriting and other investment banking fees	203	—	—	203
Trading account profits	34	2	—	36
Principal investing	15	—	—	15
Securities gains	36	6	—	42
Other income	172	95	—	267

Total fee and other income	2,607	230	—	2,837

NONINTEREST EXPENSE
Salaries and employee benefits	2,164	184	—	2,348
Occupancy	224	28	—	252
Equipment	253	22	—	275
Advertising	48	3	—	51
Communications and supplies	157	14	—	171
Professional and consulting fees	126	28	—	154
Other intangible amortization	107	3	31	141
Merger-related and restructuring expenses	102	—	—	102
Sundry expense	314	54	—	368

Total noninterest expense	3,495	336	31	3,862

Minority interest in income of consolidated subsidiaries	45	—	—	45

Income before income taxes	1,844	285	(31)	2,098
Income taxes	592	90	(11)	671

Net income	$1,252	195	(20)	1,427

PER COMMON SHARE DATA
Basic earnings	$0.96	0.59	—	0.89
Diluted earnings	0.95	0.58	—	0.88
Cash dividends	$0.40	0.24	—	0.40
AVERAGE COMMON SHARES
Basic	1,300	332	(37)	1,595
Diluted	1,320	336	(37)	1,619

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended March 31, 2004
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$2,335	417	—	2,752
Interest and dividends on securities	1,141	142	—	1,283
Trading account interest	197	2	—	199
Other interest income	326	5	—	331

Total interest income	3,999	566	—	4,565

INTEREST EXPENSE
Interest on deposits	648	99	—	747
Interest on short-term borrowings	299	10	—	309
Interest on long-term debt	191	46	—	237

Total interest expense	1,138	155	—	1,293

Net interest income	2,861	411	—	3,272
Provision for credit losses	44	28	—	72

Net interest income after provision for credit losses	2,817	383	—	3,200

FEE AND OTHER INCOME
Service charges	471	65	—	536
Other banking fees	269	39	—	308
Commissions	756	9	—	765
Fiduciary and asset management fees	704	8	—	712
Advisory, underwriting and other investment banking fees	200	—	—	200
Trading account profits	77	2	—	79
Principal investing	38	—	—	38
Securities gains	2	3	—	5
Other income	250	34	—	284

Total fee and other income	2,767	160	—	2,927

NONINTEREST EXPENSE
Salaries and employee benefits	2,182	177	—	2,359
Occupancy	229	26	—	255
Equipment	259	22	—	281
Advertising	48	3	—	51
Communications and supplies	151	14	—	165
Professional and consulting fees	109	8	—	117
Other intangible amortization	112	3	31	146
Merger-related and restructuring expenses	99	—	—	99
Sundry expense	477	28	—	505

Total noninterest expense	3,666	281	31	3,978

Minority interest in income of consolidated subsidiaries	57	—	—	57

Income before income taxes	1,861	262	(31)	2,092
Income taxes	610	79	(11)	678

Net income	$1,251	183	(20)	1,414

PER COMMON SHARE DATA
Basic earnings	$0.96	0.55	—	0.89
Diluted earnings	0.94	0.55	—	0.87
Cash dividends	$0.40	0.24	—	0.40
AVERAGE COMMON SHARES
Basic	1,302	331	(36)	1,597
Diluted	1,326	335	(37)	1,624

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended December 31, 2003
(In millions, except per share data)	Wachovia	SouthTrust	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$2,357	425	—	2,782
Interest and dividends on securities	1,104	142	—	1,246
Trading account interest	189	2	—	191
Other interest income	301	5	—	306

Total interest income	3,951	574	—	4,525

INTEREST EXPENSE
Interest on deposits	568	102	—	670
Interest on short-term borrowings	311	10	—	321
Interest on long-term debt	195	47	—	242

Total interest expense	1,074	159	—	1,233

Net interest income	2,877	415	—	3,292
Provision for credit losses	86	37	—	123

Net interest income after provision for credit losses	2,791	378	—	3,169

FEE AND OTHER INCOME
Service charges	436	69	—	505
Other banking fees	250	51	—	301
Commissions	732	14	—	746
Fiduciary and asset management fees	700	9	—	709
Advisory, underwriting and other investment banking fees	223	—	—	223
Trading account profits	14	2	—	16
Principal investing	(13)	—	—	(13)
Securities losses	(24)	—	—	(24)
Other income	295	32	—	327

Total fee and other income	2,613	177	—	2,790

NONINTEREST EXPENSE
Salaries and employee benefits	2,152	178	—	2,330
Occupancy	244	28	—	272
Equipment	285	23	—	308
Advertising	56	2	—	58
Communications and supplies	156	14	—	170
Professional and consulting fees	146	12	—	158
Other intangible amortization	120	3	31	154
Merger-related and restructuring expenses	135	—	—	135
Sundry expense	481	36	—	517

Total noninterest expense	3,775	296	31	4,102

Minority interest in income of consolidated subsidiaries	63	—	—	63

Income before income taxes	1,566	259	(31)	1,794
Income taxes	466	79	(11)	534

Net income	$1,100	180	(20)	1,260

PER COMMON SHARE DATA
Basic earnings	$0.84	0.54	—	0.78
Diluted earnings	0.83	0.54	—	0.77
Cash dividends	$0.35	0.21	—	0.35
AVERAGE COMMON SHARES
Basic	1,311	332	(37)	1,606
Diluted	1,332	336	(37)	1,631

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	Year Ended December 31, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$8,046	555	506	2,441	663	(250)	11,961
Fee and other income	2,431	4,948	559	2,931	(90)	—	10,779
Intersegment revenue	168	(48)	6	(128)	2	—	—

Total revenue	10,645	5,455	1,071	5,244	575	(250)	22,740
Provision for credit losses	315	—	(1)	(41)	(16)	—	257
Noninterest expense	5,536	4,608	762	2,569	747	444	14,666
Minority interest	—	—	—	—	297	(113)	184
Income taxes (benefits)	1,699	307	112	876	(447)	(128)	2,419
Tax-equivalent adjustment	41	1	—	123	85	(250)	—

Net income (loss)	$3,054	539	198	1,717	(91)	(203)	5,214

Cash overhead efficiency ratio	52.01%	84.48	71.10	48.99	54.97	—	59.98
Average loans, net	$128,063	278	11,273	32,125	294	—	172,033
Average core deposits	$172,471	25,951	12,319	19,058	1,809	—	231,608

WACHOVIA CORPORATION/SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	Year Ended December 31, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$9,297	564	528	2,471	752	(259)	13,353
Fee and other income	2,829	4,994	573	2,958	13	—	11,367
Intersegment revenue	172	(51)	6	(128)	1	—	—

Total revenue	12,298	5,507	1,107	5,301	766	(259)	24,720
Provision for credit losses	389	—	—	(37)	(5)	—	347
Noninterest expense	6,443	4,655	780	2,595	890	444	15,807
Minority interest	—	—	—	—	297	(113)	184
Income taxes (benefits)	1,932	309	118	875	(461)	(128)	2,645
Tax-equivalent adjustment	52	1	—	134	72	(259)	—

Net income (loss)	$3,482	542	209	1,734	(27)	(203)	5,737

Cash overhead efficiency ratio	52.39%	84.55	70.41	48.96	44.59	—	59.31
Average loans, net	$154,008	278	11,701	33,368	2,908	—	202,263
Average core deposits	$193,893	26,462	12,613	19,156	2,431	—	254,555

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	Year Ended December 31, 2003
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$7,315	249	434	2,312	553	(256)	10,607
Fee and other income	2,191	4,191	534	2,262	304	—	9,482
Intersegment revenue	179	(69)	6	(116)	—	—	—

Total revenue	9,685	4,371	974	4,458	857	(256)	20,089
Provision for credit losses	470	—	12	250	(146)	—	586
Noninterest expense	5,334	3,684	722	2,335	762	443	13,280
Minority interest	—	—	—	—	174	(31)	143
Income taxes (benefits)	1,377	250	88	570	(298)	(154)	1,833
Tax-equivalent adjustment	39	1	—	126	90	(256)	—

Income before change in accounting principle	2,465	436	152	1,177	275	(258)	4,247
Change in accounting principle, net	—	—	—	—	17	—	17

Net income	2,465	436	152	1,177	292	(258)	4,264
Dividends on preferred stock	—	—	—	—	5	—	5

Net income available to common stockholders	$2,465	436	152	1,177	287	(258)	4,259

Cash overhead efficiency ratio	55.07%	84.28	74.22	52.37	28.39	—	60.55
Average loans, net	$113,867	139	9,638	33,210	1,473	—	158,327
Average core deposits	$152,720	2,788	10,922	15,395	1,297	—	183,122

WACHOVIA CORPORATION/SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	Year Ended December 31, 2003
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$8,779	266	459	2,359	671	(268)	12,266
Fee and other income	2,715	4,249	550	2,287	396	—	10,197
Intersegment revenue	183	(73)	6	(116)	—	—	—

Total revenue	11,677	4,442	1,015	4,530	1,067	(268)	22,463
Provision for credit losses	578	—	13	255	(131)	—	715
Noninterest expense	6,392	3,739	742	2,371	934	443	14,621
Minority interest	—	—	—	—	174	(31)	143
Income taxes (benefits)	1,666	255	95	569	(319)	(154)	2,112
Tax-equivalent adjustment	52	1	—	139	76	(268)	—

Income before change in accounting principle	2,989	447	165	1,196	333	(258)	4,872
Change in accounting principle, net	—	—	—	—	17	—	17

Net income	2,989	447	165	1,196	350	(258)	4,889
Dividends on preferred stock	—	—	—	—	5	—	5

Net income available to common stockholders	$2,989	447	165	1,196	345	(258)	4,884

Cash overhead efficiency ratio	54.74%	84.15	73.18	52.34	25.90	—	59.49
Average loans, net	$143,680	140	10,120	34,751	4,192	—	192,883
Average core deposits	$176,708	3,247	11,241	15,524	2,025	—	208,745

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	Three Months Ended December 31, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$2,295	155	140	634	133	(60)	3,297
Fee and other income	661	1,222	138	685	98	—	2,804
Intersegment revenue	47	(10)	1	(38)	—	—	—

Total revenue	3,003	1,367	279	1,281	231	(60)	6,101
Provision for credit losses	108	—	—	4	(3)	—	109
Noninterest expense	1,533	1,146	197	657	185	116	3,834
Minority interest	—	—	—	—	83	(29)	54
Income taxes (benefits)	484	80	28	198	(100)	(34)	656
Tax-equivalent adjustment	10	1	—	30	19	(60)	—

Net income	$868	140	54	392	47	(53)	1,448

Cash overhead efficiency ratio	51.04%	83.87	70.13	51.29	31.08	—	58.50
Average loans, net	$147,304	370	12,326	35,691	836	—	196,527
Average core deposits	$192,062	31,527	12,998	21,434	2,606	—	260,627

WACHOVIA CORPORATION/SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	Three Months Ended December 31, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$2,423	156	142	636	143	(61)	3,439
Fee and other income	698	1,227	140	685	89	—	2,839
Intersegment revenue	48	(10)	1	(38)	(1)	—	—

Total revenue	3,169	1,373	283	1,283	231	(61)	6,278
Provision for credit losses	114	—	—	6	(2)	—	118
Noninterest expense	1,645	1,152	199	661	211	116	3,984
Minority interest	—	—	—	—	83	(29)	54
Income taxes (benefits)	500	80	30	195	(114)	(34)	657
Tax-equivalent adjustment	11	1	—	31	18	(61)	—

Net income	$899	140	54	390	35	(53)	1,465

Cash overhead efficiency ratio	51.89%	83.99	69.97	51.50	36.59	—	59.01
Average loans, net	$157,824	370	12,502	36,206	2,067	—	208,969
Average core deposits	$200,867	31,676	13,125	21,473	2,885	—	270,026

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	Three Months Ended September 30, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$1,994	152	131	597	154	(63)	2,965
Fee and other income	601	1,131	136	787	(54)	—	2,601
Intersegment revenue	43	(13)	2	(33)	1	—	—

Total revenue	2,638	1,270	269	1,351	101	(63)	5,566
Provision for credit losses	74	—	(1)	(15)	(15)	—	43
Noninterest expense	1,366	1,096	189	679	214	127	3,671
Minority interest	—	—	—	—	65	(37)	28
Income taxes (benefits)	426	63	30	222	(145)	(35)	561
Tax-equivalent adjustment	10	—	—	30	23	(63)	—

Net income (loss)	$762	111	51	435	(41)	(55)	1,263

Cash overhead efficiency ratio	51.82%	86.29	70.34	50.22	112.81	—	61.20
Average loans, net	$124,574	346	11,481	33,240	(1,089)	—	168,552
Average core deposits	$170,329	29,099	12,462	19,366	1,733	—	232,989
WACHOVIA CORPORATION/SOUTHTRUST CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)
	Three Months Ended September 30, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$2,372	154	138	607	179	(66)	3,384
Fee and other income	726	1,144	140	794	(40)	—	2,764
Intersegment revenue	44	(14)	2	(33)	1	—	—

Total revenue	3,142	1,284	280	1,368	140	(66)	6,148
Provision for credit losses	93	—	—	(13)	(13)	—	67
Noninterest expense	1,621	1,109	194	685	247	127	3,983
Minority interest	—	—	—	—	65	(37)	28
Income taxes (benefits)	507	64	31	224	(152)	(35)	639
Tax-equivalent adjustment	13	—	—	33	20	(66)	—

Net income (loss)	$908	111	55	439	(27)	(55)	1,431

Cash overhead efficiency ratio	51.61%	86.40	69.41	50.14	79.78	—	59.91
Average loans, net	$155,929	346	11,996	34,783	2,161	—	205,215
Average core deposits	$196,282	29,577	12,819	19,481	2,505	—	260,664

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	Three Months Ended June 30, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$1,901	131	120	613	138	(65)	2,838
Fee and other income	600	1,245	144	716	(98)	—	2,607
Intersegment revenue	40	(12)	2	(30)	—	—	—

Total revenue	2,541	1,364	266	1,299	40	(65)	5,445
Provision for credit losses	65	—	—	(4)	—	—	61
Noninterest expense	1,310	1,144	190	616	133	102	3,495
Minority interest	—	—	—	—	70	(25)	45
Income taxes (benefits)	412	80	28	223	(121)	(30)	592
Tax-equivalent adjustment	11	—	—	31	23	(65)	—

Net income (loss)	$743	140	48	433	(65)	(47)	1,252

Cash overhead efficiency ratio	51.53%	83.86	71.54	47.50	67.74	—	59.66
Average loans, net	$122,040	254	10,878	29,816	654	—	163,642
Average core deposits	$166,481	24,734	12,230	18,712	1,652	—	223,809
WACHOVIA CORPORATION/SOUTHTRUST CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)
	Three Months Ended June 30, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$2,281	133	127	621	164	(68)	3,258
Fee and other income	718	1,259	148	723	(11)	—	2,837
Intersegment revenue	41	(13)	2	(30)	—	—	—

Total revenue	3,040	1,379	277	1,314	153	(68)	6,095
Provision for credit losses	90	—	—	(4)	4	—	90
Noninterest expense	1,596	1,159	195	625	185	102	3,862
Minority interest	—	—	—	—	70	(25)	45
Income taxes (benefits)	477	79	30	220	(105)	(30)	671
Tax-equivalent adjustment	14	—	—	35	19	(68)	—

Net income (loss)	$863	141	52	438	(20)	(47)	1,427

Cash overhead efficiency ratio	52.49%	83.99	70.76	47.54	30.00	—	58.76
Average loans, net	$153,333	254	11,392	31,302	3,715	—	199,996
Average core deposits	$192,355	25,444	12,593	18,831	2,376	—	251,599

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	Three Months Ended March 31, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$1,856	117	115	597	238	(62)	2,861
Fee and other income	569	1,350	141	743	(36)	—	2,767
Intersegment revenue	38	(13)	1	(27)	1	—	—

Total revenue	2,463	1,454	257	1,313	203	(62)	5,628
Provision for credit losses	68	—	—	(26)	2	—	44
Noninterest expense	1,327	1,222	186	617	215	99	3,666
Minority interest	—	—	—	—	79	(22)	57
Income taxes (benefits)	377	84	26	233	(81)	(29)	610
Tax-equivalent adjustment	10	—	—	32	20	(62)	—

Net income (loss)	$681	148	45	457	(32)	(48)	1,251

Cash overhead efficiency ratio	53.86%	84.04	72.50	46.95	50.44	—	60.70
Average loans, net	$118,161	139	10,393	29,702	786	—	159,181
Average core deposits	$160,819	18,348	11,576	16,691	1,239	—	208,673
WACHOVIA CORPORATION/SOUTHTRUST CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)
	Three Months Ended March 31, 2004
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$2,221	121	121	607	267	(65)	3,272
Fee and other income	687	1,364	145	756	(25)	—	2,927
Intersegment revenue	39	(14)	1	(27)	1	—	—

Total revenue	2,947	1,471	267	1,336	243	(65)	6,199
Provision for credit losses	92	—	—	(26)	6	—	72
Noninterest expense	1,581	1,235	192	624	247	99	3,978
Minority interest	—	—	—	—	79	(22)	57
Income taxes (benefits)	448	86	27	236	(90)	(29)	678
Tax-equivalent adjustment	14	—	—	35	16	(65)	—

Net income (loss)	$812	150	48	467	(15)	(48)	1,414

Cash overhead efficiency ratio	53.65%	83.97	71.57	46.70	40.80	—	59.56
Average loans, net	$148,883	139	10,902	31,133	3,709	—	194,766
Average core deposits	$185,963	19,058	11,909	16,810	1,953	—	235,693

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	Three Months Ended December 31, 2003
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$1,875	95	114	589	269	(65)	2,877
Fee and other income	501	1,327	138	621	26	—	2,613
Intersegment revenue	49	(17)	2	(34)	—	—	—

Total revenue	2,425	1,405	254	1,176	295	(65)	5,490
Provision for credit losses	145	—	1	35	(95)	—	86
Noninterest expense	1,396	1,196	187	648	213	135	3,775
Minority interest	—	—	—	—	78	(15)	63
Income taxes (benefits)	312	75	25	151	(52)	(45)	466
Tax-equivalent adjustment	10	1	—	32	22	(65)	—

Net income	$562	133	41	310	129	(75)	1,100

Cash overhead efficiency ratio	57.54%	85.08	74.24	55.06	30.98	—	63.35
Average loans, net	$116,372	156	9,936	30,822	2,314	—	159,600
Average core deposits	$158,128	7,004	11,333	16,422	1,222	—	194,109
WACHOVIA CORPORATION/SOUTHTRUST CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)
	Three Months Ended December 31, 2003
(Dollars in millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$2,248	98	121	598	295	(68)	3,292
Fee and other income	627	1,341	142	630	50	—	2,790
Intersegment revenue	50	(18)	1	(34)	1	—	—

Total revenue	2,925	1,421	264	1,194	346	(68)	6,082
Provision for credit losses	177	—	1	37	(92)	—	123
Noninterest expense	1,656	1,210	192	656	253	135	4,102
Minority interest	—	—	—	—	78	(15)	63
Income taxes (benefits)	385	75	26	151	(58)	(45)	534
Tax-equivalent adjustment	13	1	—	35	19	(68)	—

Net income	$694	135	45	315	146	(75)	1,260

Cash overhead efficiency ratio	56.61%	85.03	73.10	54.93	28.18	—	61.98
Average loans, net	$146,777	156	10,431	32,232	5,124	—	194,720
Average core deposits	$182,735	7,508	11,627	16,557	1,925	—	220,352

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	2004				2003
(Dollars in millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
GENERAL BANK - COMMERCIAL
Net interest income	$718	588	554	536	544
Fee and other income	95	101	97	126	91
Intersegment revenue	33	28	24	23	31

Total revenue	846	717	675	685	666
Provision for credit losses	41	18	15	6	57
Noninterest expense	311	288	275	275	293
Income taxes	168	140	128	137	105
Tax-equivalent adjustment	10	10	11	10	10

Segment earnings	$316	261	246	257	201

Cash overhead efficiency ratio	36.69%	40.18	40.79	40.11	43.95
Average loans, net	$67,737	52,533	51,546	50,390	50,148
Average core deposits	$42,546	38,968	37,767	35,319	34,125
WACHOVIA CORPORATION/SOUTHTRUST CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)
	2004				2003
(Dollars in millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
GENERAL BANK - COMMERCIAL
Net interest income	$776	760	730	708	723
Fee and other income	101	116	113	141	107
Intersegment revenue	33	28	24	23	31

Total revenue	910	904	867	872	861
Provision for credit losses	44	36	28	18	74
Noninterest expense	337	335	338	331	344
Income taxes	182	180	167	176	150
Tax-equivalent adjustment	11	13	14	14	13

Segment earnings	$336	340	320	333	280

Cash overhead efficiency ratio	37.09%	37.04	38.95	37.94	40.05
Average loans, net	$75,328	75,261	74,513	73,233	72,832
Average core deposits	$43,622	41,948	40,741	38,101	36,855

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	2004				2003
(Dollars in millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
GENERAL BANK - RETAIL AND SMALL BUSINESS
Net interest income	$1,577	1,406	1,347	1,320	1,331
Fee and other income	566	500	503	443	410
Intersegment revenue	14	15	16	15	18

Total revenue	2,157	1,921	1,866	1,778	1,759
Provision for credit losses	67	56	50	62	88
Noninterest expense	1,222	1,078	1,035	1,052	1,103
Income taxes	316	286	284	240	207
Tax-equivalent adjustment	—	—	—	—	—

Segment earnings	$552	501	497	424	361

Cash overhead efficiency ratio	56.68%	56.17	55.41	59.16	62.69
Average loans, net	$79,567	72,041	70,494	67,771	66,224
Average core deposits	$149,516	131,361	128,714	125,500	124,003
WACHOVIA CORPORATION/SOUTHTRUST CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)
	2004				2003
(Dollars in millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
GENERAL BANK - RETAIL AND SMALL BUSINESS
Net interest income	$1,647	1,612	1,551	1,513	1,525
Fee and other income	597	610	605	546	520
Intersegment revenue	15	16	17	16	19

Total revenue	2,259	2,238	2,173	2,075	2,064
Provision for credit losses	70	57	62	74	103
Noninterest expense	1,308	1,286	1,258	1,250	1,312
Income taxes	318	327	310	272	235
Tax-equivalent adjustment	—	—	—	—	—

Segment earnings	$563	568	543	479	414

Cash overhead efficiency ratio	57.85%	57.49	57.91	60.24	63.51
Average loans, net	$82,496	80,668	78,820	75,650	73,945
Average core deposits	$157,245	154,334	151,614	147,862	145,880

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SOUTHTRUST CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED EARNINGS RECONCILIATION (Unaudited)

	2004				2003
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pro forma combined net income	$1,465	1,431	1,427	1,414	1,260
After tax merger-related and restructuring expenses	80	88	69	67	95

Pro forma combined earnings, excluding after tax merger-related and restructuring expenses	1,545	1,519	1,496	1,481	1,355
After tax deposit base and other intangible amortization	86	92	96	99	108

Pro forma combined earnings, excluding after tax merger-related and restructuring expenses, and after tax deposit base and other intangible amortization	$1,631	1,611	1,592	1,580	1,463

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SUBSIDIARIES

NOTES TO SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

NOTE1: PRESENTATION

GENERAL

The unaudited supplemental illustrative combined financial information (the "Supplemental Information") is provided as additional financial information related to the November 1, 2004, merger of Wachovia Corporation (the "Company") and SouthTrust Corporation ("SouthTrust") as more fully described below. The merger did not meet the "significant subsidiary" test for required disclosure pursuant to applicable securities and accounting regulations and the Supplemental Information in this Exhibit 99(d) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933. The Supplemental Information is not necessarily indicative of the results of operations that may be expected in the future and the Supplemental Information will not subsequently be revised as a result of finalizing fair value estimates related to the net assets of SouthTrust or for organizational or other changes that may occur. Estimates of the accretion or amortization of income or expense related to current fair value estimates other than amortization of the core deposit and other intangibles created by the merger are not anticipated to be significant and are excluded from the Supplemental Information. See also Note 2 below. Business segment net interest income and total revenue are presented on a tax-equivalent basis and the tax-equivalent amount is eliminated in the "Net Merger-Related and Restructuring Expenses" column in order for "Total" and "Illustrative Combined" amounts to conform to amounts appearing in the "Illustrative Combined Consolidated Statements of Income". For the three months ended December 31, 2004, the standalone SouthTrust information represents the period from October 1, 2004 to October 31, 2004. For the full year ended December 31, 2004, the standalone SouthTrust information represents the period from January 1, 2004 to October 31, 2004.

BUSINESS COMBINATION

On June 21, 2004, the Company announced the signing of a definitive merger agreement with SouthTrust, and the merger was completed on November 1, 2004. The terms of this transaction called for the Company to exchange 0.89 shares of its common stock for each share of SouthTrust common stock. Based on the Company's average of the closing prices for a period beginning two trading days before the announcement of the merger and ending two days after the merger announcement of $45.86 ($40.82 for each share of SouthTrust common stock), the transaction is valued at $14.0 billion.

RECLASSIFICATIONS

For each period presented, certain reported information for the Company, as well as certain of its business segments, and for SouthTrust has been reclassified to conform to the Company's current presentation of financial information. The reclassifications of various fee and other income categories relate to Capital Management and were necessary to conform prior periods to our current presentation resulting from the retail brokerage system conversions. Additionally, prior periods results of the General Bank and Parent have been restated to eliminate a credit for intercompany servicing of securitized assets provided to the General Bank by the Parent that ceased in the fourth quarter of 2004. This credit had previously been recorded as a reduction of expenses in the General Bank and now remains in fee and other income of the Parent. These reclassifications had no effect on the Company's or SouthTrust's previously reported consolidated financial position or results of operations.

NOTE 2: ILLUSTRATIVE COMBINED CONSOLIDATED BALANCE SHEETS

Preliminary fair value adjustments include an increase to securities and loans of $18 million and $51 million, respectively, or a total of $69 million; a decrease in premises and equipment of $98 million; a decrease in other assets of $27 million; an increase in interest-bearing deposits and long-term debt of $39 million and $236 million, respectively, or a total of $275 million; and an increase in other liabilities of $54 million, which includes an increase of $99 million related to employee benefit plans, net exit costs of $60 million and a net deferred income tax benefit of $105 million. Stockholders' equity reflects the issuance of 298 million shares of Wachovia common stock to holders of SouthTrust common stock. See also Note 4 below.

NOTE 3: OTHER INTANGIBLE AMORTIZATION

Combining adjustments in the statements of income represent the periodic amortization of core deposit and other intangibles resulting from the SouthTrust merger. The amortization amount was determined using accelerated amortization methods over periods ranging from 2 years to 14 years. The amortization amount represents the first three months of estimated amortization expense applied on a constant basis for each period presented as adjusted for actual amounts reported by SouthTrust. Accordingly, for each period prior to December 31, 2004, amortization amounts reported by SouthTrust prior to the November 1, 2004, merger consummation were added to the pro forma adjustments. An effective income tax rate of 35 percent was used to determine the related income tax benefit.

NOTE 4: PRELIMINARY GOODWILL AND OTHER INTANGIBLE ASSETS

Preliminary goodwill, and deposit base and customer relationship intangibles related to the SouthTrust merger are presented below.

PRELIMINARY GOODWILL AND OTHER INTANGIBLE ASSETS CREATED BY THE WACHOVIA/SOUTHTRUST MERGER

(In millions)
Purchase price less SouthTrust ending tangible stockholders’ equity as of November 1, 2004	$10,048

Preliminary fair value purchase accounting adjustments
Financial assets	(69)
Premises and equipment	98
Employee benefit plans	99
Financial liabilities	275
Other	27

Total pre-tax fair value purchase accounting adjustments	430
Deferred income taxes	(163)

Total after-tax fair value purchase accounting adjustments	267

Preliminary exit cost purchase accounting adjustments
Personnel and employee termination benefits	168
Gain on regulatory-mandated branch sales	(129)
Other	21

Total pre-tax exit costs	60
Deferred income taxes	17

Total after-tax exit cost purchase accounting adjustments (One-time costs)	77

Total intangibles	10,392
Deposit base intangible	662
Other intangibles	78
Deferred income taxes	(285)

Preliminary goodwill	$9,937